UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

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FORM 8-K
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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): August 6, 2021

Commission file number 001-16583.
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ACUITY BRANDS, INC.
(Exact name of registrant as specified in its charter)
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Delaware	58-2632672
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

1170 Peachtree Street, N.E., Suite 2300, Atlanta, Georgia 30309-7676
(Address of principal executive offices)
(404) 853-1400
(Registrant’s telephone number, including area code)
None
(Former Name or Former Address, if Changed Since Last Report)
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common stock, $0.01 par value per share	AYI	New York Stock Exchange
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 10, 2021, Acuity Brands, Inc. (the “Company”) announced the retirement of Peter C. Browning from the Company’s Board of Directors (the “Board”) and the election of Mark J. Sachleben to the Board, both with effect from August 6, 2021. Mr. Sachleben, whose term will expire at the next annual meeting of stockholders, was also appointed to the Governance Committee and the Compensation and Management Development Committee.

Mr. Sachleben, age 56, has served as the Chief Financial Officer of New Relic, Inc. (“New Relic”) since April 2008 and as Corporate Secretary of New Relic since February 2018. He served as Vice President of Finance of Wily Technology, Inc. from December 1999 to March 2006. He does not serve on any other public company boards.

There are no arrangements between Mr. Sachleben and any other person pursuant to which Mr. Sachleben was selected as a director, nor are there any transactions to which the Company is or was a participant and in which Mr. Sachleben has a material interest subject to disclosure under Item 404(a) of Regulation S-K. No family relationships exist between Mr. Sachleben and any of the Company's directors or executive officers.

Mr. Sachleben will participate on a pro rata basis in the standard non-employee director compensation arrangements described under “Compensation of Directors” in the Company’s 2020 proxy statement filed with the Securities and Exchange Commission on November 27, 2020. In accordance with the standard compensation arrangements, the Board approved a one-time restricted stock award for Mr. Sachleben with a value of $20,000 under the Company’s Amended and Restated 2012 Omnibus Stock Incentive Compensation Plan. The stock award will vest ratably over three years. Additionally, the Company has entered into its standard form of Indemnification Agreement with Mr. Sachleben that provides for the Company to indemnify directors against all expenses (as defined in the agreement), judgments, fines and amounts paid in settlement actually and reasonably incurred by a director and arising out of the director’s service. The Form of Indemnification Agreement, filed as Exhibit 10.1 to this Current Report on Form 8‑K, was previously filed with the Commission in a Form 8-K on February 9, 2010.

On August 10, 2021, the Company issued a press release announcing the retirement of Mr. Browning and the election of Mr. Sachleben. A copy of this press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.		Description
	10.1	Form of Indemnification Agreement
	99.1	Press Release dated August 10, 2021
	104	Cover Page Interactive Data File (embedded within the inline XBRL document).

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.
Date: August 10, 2021

ACUITY BRANDS, INC.

By:	/s/ Karen J. Holcom
Karen J. Holcom Senior Vice President and Chief Financial Officer